UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 663-6900

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of PerkinElmer, Inc. (the “Company”) held on April 25, 2017, the shareholders voted on the following proposals:

•	a proposal to elect the eight nominees for director named below for terms of one year each;

•	a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year;

•	a proposal to approve, by non-binding advisory vote, the Company’s executive compensation; and

•	a proposal to recommend, by non-binding advisory vote, the frequency of future executive compensation advisory votes.

The shareholders elected each of the nominees to serve as a director for a term of one year. The final number of votes cast for or against or abstaining and the number of broker non-votes for each nominee are listed below. The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm and the proposal to approve, by non-binding advisory vote, the Company’s executive compensation, were each also approved. The final number of votes cast for or against or abstaining from voting on those two proposals and the number of broker non-votes on the executive compensation proposal are listed below. The frequency option to hold an advisory vote on executive compensation on an annual basis received the most shareholder votes. The final number of votes cast for one, two or three year frequency votes or abstaining from voting and the number of broker non-votes on that proposal are listed below.

In light of the result of the non-binding advisory vote of our shareholders at the annual meeting of shareholders, the Company intends to continue to seek annual non-binding advisory votes on the Company’s executive compensation.

Proposal #1 – To elect the following nominees as our directors for terms of one year each:

Name	Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
Peter Barrett	96,160,316	804,967	69,749	5,567,036
Samuel R. Chapin	96,266,774	696,035	72,223	5,567,036
Robert F. Friel	94,282,067	2,382,089	370,876	5,567,036
Sylvie Grégoire, PharmD	96,484,465	480,325	70,242	5,567,036
Nicholas A. Lopardo	95,303,736	1,658,483	72,813	5,567,036
Alexis P. Michas	95,118,078	1,844,970	71,984	5,567,036
Patrick J. Sullivan	95,746,018	3,217,221	71,793	5,567,036
Frank Witney, PhD	96,149,175	805,877	79,980	5,567,036

Proposal #2 – To ratify the selection of Deloitte & Touche LLP as the Company’s independent public accounting firm for the current fiscal year.

For	Against	Abstain	Broker Non-Votes
101,638,511	854,674	108,883	0

Proposal #3 – To approve, by non-binding advisory vote, the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
90,825,875	5,997,828	211,329	5,567,036

Proposal #4 – To recommend, by non-binding advisory vote, the frequency of future executive compensation advisory votes.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
90,569,646	517,253	5,823,390	124,743	5,567,036

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: April 28, 2017	By:	/s/ John L. Healy

John L. Healy

Vice President and Assistant Secretary